COLUMBIA ACORN TRUST

ColumbiaSM Acorn® Fund

ColumbiaSM Acorn International®

ColumbiaSM Acorn USA®

ColumbiaSM Acorn SelectSM

ColumbiaSM Acorn International SelectSM

ColumbiaSM Thermostat FundSM

(the “Funds”)

Supplement dated October 26, 2007 to the
Prospectuses dated May 1, 2007

Effective immediately, in the section entitled “Sales Charges (Commissions),” the first paragraph under the heading “Class A Shares” is replaced in its entirety with the following:

Class A shares Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. An insurance company separate account for the benefit of group retirement plans or an insurance company account structured as a pool of IRA accounts may buy Class A shares without paying a front-end sales charge.  Please refer to the SAI for more information.  A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

INT-47/136705-1007

COLUMBIA ACORN TRUST

ColumbiaSM Acorn® Fund

ColumbiaSM Acorn International®

ColumbiaSM Acorn USA®

ColumbiaSM Acorn SelectSM

ColumbiaSM Acorn International SelectSM

ColumbiaSM Thermostat FundSM

(the “Funds”)

Supplement dated October 26, 2007 to the
Statement of Additional Information dated May 1, 2007, as supplemented

Effective immediately, the sub-section entitled “Privileges of Insurance Company Separate Accounts” that appears on page 73 is replaced in its entirety with the following:

Privileges of Insurance Company Separate Accounts.  Class A shares of a Fund may be sold to an insurance company separate account without the imposition of a front-end sales charge provided that the following conditions are met:

1.	The insurance company separate account is either (i) structured as a pool of IRA accounts managed by a sponsoring insurance company or (ii) for the benefit of group retirement plans;

2.	The sponsoring insurance company makes shares of the Fund available to its contract owners/investors without the imposition of a sales charge; and

3.

The sponsoring insurance company provides services to the investors in the insurance company separate account, including recordkeeping and administrative services, for which the sponsoring insurance company would be compensated by the Trust’s service providers and not by the Fund.

Effective immediately, in the section entitled “CMD’S CHARGES AND EXPENSES” that begins on page 51:

1.	The phrase “(dollars in thousands)” that appears within the sub-heading “Sales Charges” and the sub-heading “Sales-related expenses” is deleted.

2.

Under the sub-heading “Sales Charges,” all references to the aggregate initial sales charges attributable to sales of the Funds’ Class A shares for the years ended December 31, 2006, December 31, 2005 and December 31, 2004 are revised as follows:

	Aggregate initial sales charges on Fund Class A share sales for the year ended:
	December 31, 2006	December 31, 2005	December 31, 2004
Columbia Acorn Fund	$4,120,926	$4,776,738	$4,238,811
Columbia Acorn International	1,264,124	715,966	365,892
Columbia Acorn USA	351,933	314,603	172,541
Columbia Acorn Select	727,908	1,807,829	2,432,715
Columbia Acorn International Select	111,140	67,370	29,575
Columbia Thermostat Fund	149,726	398,403	1,084,176

INT-47/136609-1007